Exhibit 10.1

FIRST AMENDMENT

TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of March 12, 2004 by and among A. T. MASSEY COAL COMPANY, INC., a Virginia corporation (the “Administrative Borrower”), on behalf of the other Borrowers (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below) and the Guarantors party to the Credit Agreement, the Required Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative agent (the “Administrative Agent”) for the Lenders and THE CIT GROUP/BUSINESS CREDIT, INC., as collateral agent and as security trustee (the “Collateral Agent”; and together with the Administrative Agent, the “Agents”) for the Secured Parties.

RECITALS

WHEREAS, the Administrative Borrower, the other Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Credit Agreement dated as of January 20, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Administrative Borrower (on behalf of the other Loan Parties) has requested that Agents and the Required Lenders amend a certain provision of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Required Lenders and the Administrative Borrower (on behalf of the other Loan Parties) agree as follows:

SECTION 1. Amendment. Schedule 5.14 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 5.14 attached hereto.

SECTION 2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by Required Lenders and the Administrative Borrower (on behalf of the other Loan Parties).

(b) The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Amendment, no Event of Default or Default shall exist on the date hereof.

SECTION 3. Representations and Warranties.

(a) The execution, delivery and performance by Administrative Borrower (on behalf of the other Loan Parties) of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the

Administrative Borrower enforceable against the Administrative Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

(c) Neither the execution, delivery and performance of this Amendment by the Administrative Borrower (on behalf of the other Loan Parties) nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Administrative Borrower’s articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, applicable to the Administrative Borrower or binding upon any of its properties, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Administrative Borrower is a party or by which the Administrative Borrower or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

SECTION 4. Reference to and Effect upon the Credit Agreement.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) The Administrative Borrower (on behalf of each Loan Party) acknowledges and agrees that the execution and delivery by Agents and Required Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate Agents or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agents or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

(d) The Administrative Borrower (on behalf of each Loan Party) affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

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SECTION 5. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers agree to reimburse Agents for all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of Latham & Watkins, LLP, counsel for the Administrative Agent and Hahn & Hessen, LLP, counsel to the Collateral Agent.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

ADMINISTRATIVE BORROWER

A. T. MASSEY COAL COMPANY, INC.

By:	/s/ Philip W. Nichols
Name:	Philip W. Nichols
Title:	Treasurer

[Signature Page to First Amendment to Credit Agreement]

AGENTS

UBS AG, STAMFORD BRANCH, as a Lender, Issuing Bank and Administrative Agent

By:	/s/ Juan Zuniga
Name:	Juan Zuniga
Title:	Associate Director, Banking Products Services, US

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director, Banking Products Services, US

[Signature Page to First Amendment to Credit Agreement]

UBS LOANS FINANCE, LLC, as Swingline Lender

By:	/s/ Juan Zuniga
Name:	Juan Zuniga
Title:	Associate Director, Banking Products Services, US

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director, Banking Products Services, US

[Signature Page to First Amendment to Credit Agreement]

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender and as Collateral Agent

By:	/s/ Vincent Belcastro
Name:	Vincent Belcastro
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

LENDERS

FLEET CAPITAL CORPORATION, as a Co-Syndication Agent

By:	/s/ David Fiorito
Name:	David Fiorito
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent

By:	/s/ James Persico
Name:	James Persico
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Credit Agreement]

WELLS FARGO FOOTHILL, LLC, as a Co-Syndication Agent

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

Schedule 5.14

Post-Closing Collateral Matters

On or before April 20, 2004, the Administrative Borrower shall deliver, or cause to be delivered, to the Administrative Agent a Deposit Account Control Agreement in form and substance satisfactory to the Administrative Agent among the Administrative Borrower or other applicable Loan Party, the Administrative Agent and Wachovia Bank, National Association, or such other depository institution as may be selected by the Administrative Borrower and approved in writing by the Administrative Agent, with respect to the accounts listed below as maintained as of the date of this Amendment (or such other accounts at such other depository institution):

Account Number	Related Lockbox Number, if any,
—	—
—	—

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